UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported)
August 12, 2002

NORTHROP GRUMMAN CORPORATION
(Exact name of registrant as specified in its charter)
DELAWARE	1-16411	No. 95-4840775
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1840 Century Park East, Los Angeles, California 90067
www.northropgrumman.com
(Address of principal executive offices and internet site)

(310) 553-6262
(Registrant’s telephone number, including area code)

Item 7.    Financial Statements and Exhibits

(c)  Exhibits

99.1    Transmittal Letter
99.2    Sworn Statement of Chairman and Chief Executive Officer
99.3    Sworn Statement of Corporate Vice President and Chief Financial Officer

Item 9.    Regulation FD Disclosure

Furnished herewith are the transmittal letter and the sworn statements required by Securities and Exchange Commission Order File No. 4-460 pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934 that were transmitted today via telecopy (with originals sent for next day delivery) to the Secretary of the Securities and Exchange Commission.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHROP GRUMMAN CORPORATION (Registrant)

August 12, 2002	By:	/s/ John H. Mullan
(Date)		John H. Mullan, Corporate Vice President and Secretary

Exhibit Index

Exhibit No.	Description
99.1	Transmittal Letter
99.2	Sworn Statement of Chairman and Chief Executive Officer
99.3	Sworn Statement of Corporate Vice President and Chief Financial Officer

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